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                                                                    EXHIBIT 10.4



                              AMENDMENT TO WARRANT

        This AMENDMENT TO WARRANT ("Amendment") is dated as of November 6, 1998 (the "Effective Date"), by and among SciClone Pharmaceuticals, Inc., a California corporation, ("SciClone"), Sclavo S.p.A., an Italian company ("Sclavo") and Solar Developments and Partners, as designee of Sclavo ("Solar"). SciClone, Sclavo and Solar are hereinafter referred to individually as a "Party" or collectively as the "Parties." Capitalized terms used and not defined herein shall have the meanings assigned to such terms in that certain Acquisition Agreement between SciClone and Sclavo, dated as of April 20, 1998, as amended to date (the "Agreement").

                                    RECITALS

        WHEREAS, pursuant to the Agreement, SciClone acquired certain rights to thymosin alpha 1 ("TA-1") in the Territory and agreed to issue certain shares of its Common Stock and a warrant (the "Warrant") to Sclavo or its designee;

        WHEREAS, pursuant to the Agreement, Sclavo designated Solar as recipient of the shares of SciClone common stock and Warrant; and

        WHEREAS, the Parties desire to amend certain provisions of the Warrant relating to, among other things, the term of the Warrant, as set forth below.

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                                    AGREEMENT

        1.1 The first unnumbered paragraph of the Warrant is hereby restated in its entirety to read as follows:

               "THIS CERTIFIES that, for value received, Sclavo S.p.A. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after one day after the date hereof and on or prior to June 29, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from SCICLONE PHARMACEUTICALS, INC., a California corporation (the "Company"), three hundred seventy-five thousand (375,000) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be Four Dollars and Twelve and One-Half Cents (US $4.125). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein."



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        1.2    Except as amended hereby, the Warrant shall remain unchanged and in full force and effect.

                                   ARTICLE II

                                  MISCELLANEOUS

        2.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        2.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures may be transmitted by facsimile, and once the Parties have transmitted their signatures, this Amendment shall be binding and effective.



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        IN WITNESS WHEREOF, the Parties by their authorized representatives have executed this Amendment as of the date and year first above written.


                                       SCLAVO S.p.A.


                                       By: /s/ Paolo Marcucci
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



                                       SOLAR DEVELOPMENTS AND PARTNERS


                                       By: /s/ Jason Anthony Tabone
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



                                       SCICLONE PHARMACEUTICALS, INC.


                                       By: /s/ Donald R. Sellers
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



                    [SIGNATURE PAGE TO AMENDMENT TO WARRANT]